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                                                                    EXHIBIT (16)


                                THE PNC(R) FUND

                               POWER OF ATTORNEY


         Philip E. Coldwell, whose signature appears below, does hereby constitute and appoint G. Willing Pepper and Edward J. Roach, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The PNC Fund (the "Fund"), the Registration Statement of the Fund on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.



                                                   /S/ Philip E. Coldwell
                                                   -----------------------
                                                       Philip E. Coldwell


Date: October 6, 1995

                                THE PNC(R) FUND

                               POWER OF ATTORNEY


         Robert R. Fortune, whose signature appears below, does hereby constitute and appoint G. Willing Pepper and Edward J. Roach, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The PNC Fund (the "Fund"), the Registration Statement of the Fund on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorney shall have full power of substitution and re-substitution; and said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.



                                                      /s/ Robert R. Fortune
                                                      ---------------------
                                                          Robert R. Fortune


Date: October 6, 1995

                                THE PNC(R) FUND

                               POWER OF ATTORNEY


         Rodney D. Johnson, whose signature appears below, does hereby constitute and appoint G. Willing Pepper and Edward J. Roach, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The PNC Fund (the "Fund"), the Registration Statement of the Fund on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.



                                                       /s/ Rodney D. Johnson
                                                       ---------------------
                                                           Rodney D. Johnson


Date: October 6, 1995

                                THE PNC(R) FUND

                               POWER OF ATTORNEY


         Anthony M. Santomero, whose signature appears below, does hereby constitute and appoint G. Willing Pepper and Edward J. Roach, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The PNC Fund (the "Fund"), the Registration Statement of the Fund on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act thereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.



                                                 /s/ Anthony M. Santomero
                                                 ------------------------
                                                     Anthony M. Santomero


Date: October 6, 1995

                                THE PNC(R) FUND

                               POWER OF ATTORNEY


         David R. Wilmerding, Jr., whose signature appears below, does hereby constitute and appoint G. Willing Pepper and Edward J. Roach, and each of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as trustee or officer, or both, of The PNC Fund (the "Fund"), the Registration Statement of the Fund on Form N-14, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned trustee and/or officer of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned trustee and/or officer of the Fund might or could do in person, said acts of said attorney being hereby ratified and approved.



                                                     /s/ David R. Wilmerding
                                                     -----------------------
                                                         David R. Wilmerding


Date: October 6, 1995